Filed under Rule 497(k)
Registration No. 333-08653

SEASONS SERIES TRUST

SA Columbia Focused Growth Portfolio

Supplement to the Summary Prospectus and Prospectus, each dated July 28, 2017, as supplemented to date

As disclosed in a previous supplement, the Board of Trustees of Seasons Series Trust (the “Trust”), on behalf of the SA Columbia Focused Growth Portfolio (the “Target Portfolio”), has determined that it is in the best interests of the Target Portfolio to reorganize into the SA AB Growth Portfolio, a series of SunAmerica Series Trust (the “Acquiring Portfolio”).

In the reorganization, all of the Target Portfolio’s assets and liabilities would be transferred to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. If the reorganization is completed, shareholders of the Target Portfolio will receive shares of the Acquiring Portfolio, the total value of which will be equal to the total value of their shares of the Target Portfolio on the date of the reorganization, after which the Target Portfolio will cease operations.

The Target Portfolio expects to convene a special meeting of its shareholders on or about September 20, 2018 (changed from September 12, 2018) to vote on the approval of the reorganization. Shareholders of record of the Target Portfolio as of June 22, 2018 (the “Record Date”), are entitled to notice of and to vote at the special meeting, and they will receive proxy materials describing the reorganization.

Until the reorganization is completed, the Target Portfolio will continue sales and redemptions of its shares as described in its Prospectus. However, holders of shares purchased after the Record Date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Date: July 2, 2018